$50,000,000 Series A 6.70% Senior Insured Quarterly Notes (IQ Notes)

                                due June 30, 2038

                               GULF POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                                  June 17, 1998

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131

Ladies and Gentlemen:

                  Gulf Power Company, a Maine corporation (the "Company"), confirms its agreement (the "Agreement") with you (the "Underwriter"), with respect to the sale by the Company and the purchase by the Underwriter, of $50,000,000 principal amount of the Series A 6.70% Senior Insured Quarterly Notes (IQ Notes) due June 30, 2038 (the "Senior Notes").

                  The Company understands that the Underwriter proposes to make a public offering of the Senior Notes as soon as the Underwriter deems advisable after this Agreement has been executed and delivered. The Senior Notes will be issued pursuant to an indenture, dated as of January 1, 1998 (the "Base Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a first supplemental indenture to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

               SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriter as follows:

         (a) A registration statement on Form S-3, as amended (File Nos. 333-42033, 333-42033-01 and 333-42033-02), in respect of the Senior
         Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriter, has been declared effective by the Commission in such form (except that copies of the registration statement, as amended, and any post-effective amendment delivered to the Underwriter need not include exhibits but shall include all documents incorporated by reference therein); and no stop order


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         suspending the  effectiveness of such  registration  statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it was included in the Registration Statement at
         the  time  it  became   effective,   being   hereinafter   called   the
         "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or
         Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is
         incorporated   by  reference  in  the   Registration   Statement;   the
         Prospectus, as supplemented by a preliminary prospectus supplement dated June 10, 1998 relating to the Senior Notes, including any documents incorporated by reference therein as of such date, being hereinafter called the "Preliminary Supplemented Prospectus"; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(g) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

         (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such



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         documents  are filed with the  Commission,  will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus; or (B) any information set forth in the
         Preliminary   Supplemented   Prospectus   or  the  Final   Supplemented
         Prospectus under the captions "Description of the Series A Senior Notes
         - Book-Entry Only Issuance -- The Depository Trust Company" and "The Policy and the Insurer."

         (c) The Registration Statement and the Prospectus and, to the extent not used to confirm sales of the Senior Notes, the Preliminary Supplemented Prospectus, comply, and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, (ii) as of the filing date thereof as to the Preliminary Supplemented Prospectus and (iii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) (collectively, the "Form T-1") under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (B) statements or omissions made in the Registration Statement, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or (C) any information set forth in the
         Preliminary Supplemented Prospectus or the Final Supplemented Prospectus under the captions "Description of the Series A Senior Notes -Book-Entry Only Issuance -- The Depository Trust Company" and "The Policy and the Insurer."

         (d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.




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         (e) Since the respective dates as of which  information is given in the
         Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

         (f) The Company is a corporation duly organized and existing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriter.

        (g) This Agreement has been duly authorized, executed and delivered by the Company.

         (h) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

         (i) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

         (j) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder





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

         shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

         (k) The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guarantee insurance policy (the "Insurance Policy") issued by MBIA Insurance Corporation (the "Insurer"), insuring the payment of principal and interest on the Senior Notes, when due.

         (l) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility
         Holding Company Act of 1935, as amended (the "1935 Act"); (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Florida Public Service Commission (the "Florida Commission"); and
         (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

                  SECTION 2.    SALE AND DELIVERY TO THE UNDERWRITER; CLOSING.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, $50,000,000 principal amount of Senior Notes at a price equal to 96.85% of the principal amount thereof.

                  (b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Troutman Sanders LLP, 600 Peachtree Street, N.E., NationsBank Plaza, Suite 5200, Atlanta, Georgia at 10:00 A.M.,
Atlanta time, on June 24, 1998 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed




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upon by the  Underwriter  and the  Company  (such time and date of  payment  and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to the Underwriter.

                  The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The
Depository Trust Company in New York, New York or its designee, and the Underwriter shall accept such delivery.

                  The certificate(s) for the Senior Notes will be made available for examination by the Underwriter not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

          SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriter as follows:

         (a) The Company, on or prior to the Closing Date, will deliver to the Underwriter conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Underwriter orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriter sufficient conformed copies of the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriter and, from time to time, as many copies of the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

         (b) The Company will furnish the Underwriter with copies of each amendment and supplement to the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriter may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Senior Notes by the Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriter, shall occur, which in the opinion of the Company or of Underwriter's counsel should be set forth in a supplement to or an amendment of the Preliminary Supplemented Prospectus or Final Supplemented Prospectus, as the case may be, in order to make the Preliminary Supplemented Prospectus or the

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         Final  Supplemented  Prospectus  not  misleading  in the  light  of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriter to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriter a reasonable number of copies of a supplement or
         supplements   or  an  amendment  or  amendments   to  the   Preliminary
         Supplemented Prospectus or the Final Supplemented Prospectus which will supplement or amend the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Preliminary
         Supplemented   Prospectus  or  the  Final  Supplemented  Prospectus  is
         delivered, not misleading or which will effect any other necessary compliance. In case the Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of the Underwriter, will furnish to the Underwriter, at the expense of the Underwriter, a reasonable quantity of a supplemented or
         amended   prospectus,   or  supplements  or  amendments  to  the  Final
         Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriter and Dewey Ballantine LLP.

         (c) The Company will endeavor, in cooperation with the Underwriter, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Underwriter may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

         (d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.




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

         (e) During a period of 15 days from the date of this Agreement, the Company will not, without the Underwriter's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement).

         (f) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Underwriter of such filing and to confirm such advice in writing.

                  SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriter of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, (xi) the premium payable to the Insurer in connection with the issuance of the Insurance Policy, and (xii) the cost of qualifying the Senior Notes with The Depository Trust Company.

                  Except as otherwise provided in Section 9 hereof, the Underwriter shall pay all other expenses incurred by it in connection with its offering of the Senior Notes including fees and disbursements of its counsel, Dewey Ballantine LLP.

          SECTION 5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter to purchase and pay for the Senior Notes are subject to the following conditions:

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

         (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

         (b) Any required orders of the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriter or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Underwriter, are deemed acceptable to the Underwriter and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriter and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

         (c)    On the Closing Date the Underwriter shall have received:

                  (1) The opinion, dated the Closing Date, of Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), general counsel for the Company, substantially in the form attached hereto as
         Schedule II-A.

                  (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule II-B.

                  (3) The opinion, dated the Closing Date, of Cravath, Swaine & Moore, counsel to the Trustee, substantially in the form attached hereto as Schedule III.

                  (4) The opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriter, substantially in the Form attached hereto as Schedule IV.

                  (5) The opinion, dated the Closing Date, of Kutak Rock, counsel to the Insurer, substantially in the form attached hereto as
         Schedule V.

                  (6) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is
         given  in  the  Registration   Statement  and  the  Final Supplemented
         Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                  (7) On the Closing Date, the Underwriter shall have received from Arthur Andersen LLP a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements and schedules audited by them and incorporated by reference in the Final Supplemented Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the rules and regulations under the 1933 Act and the 1934 Act; (C) they have performed certain limited procedures through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) reading the unaudited financial statements, if any, of the Company incorporated in the Final Supplemented Prospectus and agreeing the amounts therein with the Company's accounting records;
         (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited financial statements, if any, incorporated in the Final Supplemented Prospectus (a) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Final Supplemented Prospectus and (b) comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; (iv) reading the unaudited amounts for Operating Revenues, Income Before Interest
         Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis), which amounts shall include such amounts for the latest period subsequent to that covered by the financial statements incorporated by reference in the Final Supplemented Prospectus for which such amounts are available at the time this agreement becomes effective; (v) reading the unaudited financial statements from which the amounts and ratios described in (iv) were derived and agreeing the amounts therein to the
         Company's   accounting  records;  (vi)  making  inquiries  of  certain officials of the Company who have responsibility for financial and accounting matters regarding whether (a) the unaudited mounts and ratios referred to in (iv) above and the unaudited and the unaudited financial statements referred to in (v) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus and (b) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (I) the Final Supplemented Prospectus discloses have occurred or may occur, (II) are occasioned by the declaration of dividends, (III) are occasioned by draw-downs under existing pollution control financing arrangements, (IV) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (V) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, or (VI) are disclosed in such letter; (vii) reading the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for the latest calendar quarter subsequent to those set forth in (iv) above, which if available shall be set forth in such letter; (viii) reading the unaudited financial statements from which the amounts and ratios described in (vii) above were derived and which will be attached to such letter and agreeing the amounts therein to the Company's accounting records; and (ix) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited amounts and ratios referred to in (vii) above and the unaudited financial statements referred to in
         (viii) above are stated on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus; and (D) reporting their findings as a result of performing the limited procedures set forth in (C) above. It is understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the Underwriter's purposes.

                  (8) On the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Underwriter and Dewey Ballantine LLP, counsel for the Underwriter.

                  (9) That no amendment or supplement to the Registration Statement, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus filed subsequent to the date of this Agreement

         (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriter) which, in the reasonable judgment of the Underwriter, shall materially impair the marketability of the Senior Notes.

                  (10) The Company shall have performed its obligations when and as provided under this Agreement.

                  (11) Evidence that the Insurance Policy has been issued by the Insurer and confirmation that the Senior Notes have been rated at least Aaa by Moody's Investors Services, Inc. and at least AAA by Standard & Poor's Corporation.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 6.    CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

                  The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriter. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 7.    INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse the Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriter any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented

Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Supplemented Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if a copy of the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of the Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. The Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of the Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to the Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriter or any such person controlling the Underwriter and the Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, the Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein.

          SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriter.

                  SECTION 9.    TERMINATION OF AGREEMENT.

                  (a) The Underwriter may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended,
(ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Underwriter, the marketability of the Senior Notes shall have been materially impaired.

                  If this Agreement shall be terminated by the Underwriter pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriter for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

          SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Edward D. Jones & Co., L.P., 12555 Manchester Road, St. Louis, Missouri 63131, Attention: Lawrence Sobol, Legal Department; notices to the Company shall be mailed to One Energy Place, Pensacola, Florida 32520-0102, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Charles N. Eldred.

                  SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 12. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                  SECTION 13. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

                                          Very truly yours,

                                         GULF POWER COMPANY



                                           By:  ______________________________
                                                     Title:


CONFIRMED AND ACCEPTED,
as of the date first above written

EDWARD D. JONES & CO., L.P.


By:___________________________
Title:

                                                 Schedule II-A

                          [Letterhead of Beggs & Lane]


                                              ___________ __, 199_

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131


                               GULF POWER COMPANY
                Series A __ % Insured Quarterly Notes (IQ Notes)
                                Due June 30, 2038

Ladies and Gentlemen:

                  We have acted as general counsel to Gulf Power Company (the "Company") in connection with (i) the Company's issuance of $______ aggregate principal amount of its Series A __ % Insured Quarterly Notes due June 30, 2038 (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and The Chase Manhattan ank, as trustee (the
"Trustee"), as supplemented by the First Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated _______, 1998, among the Company and you (the "Underwriter") (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(1) thereof.

                 All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                 In rendering the opinions  expressed  below,  we have examined the registration statement on Form S-3 (Nos. 333-42033, 333-42033-01 and 333-42033-02) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated
________,   199_  as  supplemented  by  a  final  prospectus   supplement dated
__________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended __________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ____________ and the Current Reports on Form 8-K of the Company dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

                  We have also examined the opinion of Troutman Sanders LLP to you of even date with respect to matters relating to the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; the Trust Indenture Act of 1939, as amended and to the applicable rules and regulations of the Commission under said Acts and in expressing the opinions stated herein, with respect to such matters, we are relying on such opinion.

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Georgia law and the federal law of the United States upon the opinion dated the date hereof rendered to you by Troutman Sanders LLP, and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents, or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the

Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above and in the Final Supplemented Prospectus in the second paragraph under the caption "Experts". In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of __________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the

Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement therein of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series A Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Policy and the Insurer."

                  We are members of the State Bar of Florida and we do not express any opinion herein concerning any law other than the law of the States of Florida and Mississippi and, to the extent set forth herein, the laws of the States of Maine, Georgia and New York and the federal law of the United States.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Florida and Mississippi law.

                                                     Yours very truly,

                                                     BEGGS & LANE

                                                          Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                      __________ __, 199_

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131


                               GULF POWER COMPANY
                           Series A __ % SENIOR NOTES
                                Due June 30, 2038

Ladies and Gentlemen:

                  We have acted as counsel to Gulf Power Company (the "Company") in connection with (i) the Company's issuance of $__________ aggregate principal amount of its Series A __% Senior Notes due June 30, 2038 (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and (ii) the purchase by you (the "Underwriter") of the Notes pursuant to the terms of an Underwriting Agreement dated __, 1998, among the Company and you (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-42033, 333-42033-01 and 333-42033-02) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated
___________,  199_  as  supplemented  by a  final  prospectus  supplement  dated
__________, 199_ (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended _____________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended ____________ and the Current Reports on Form 8-K of the Company dated _________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Florida and Mississippi law upon the opinion dated the date hereof rendered to you by Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Arthur Andersen LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of _______________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series A Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Policy and the Insurer."

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Maine, Florida, Mississippi and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Beggs & Lane may rely on this opinion in giving their opinion pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Georgia law and the federal law of the United States and Dewey Ballantine LLP may rely on this opinion in giving their opinion pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                               Schedule III

                     [Letterhead of Cravath, Swaine & Moore]

                                                        __________ __, 199_



Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131

Gulf Power Company
500 Bayfront Parkway
Pensacola, Florida  32501

MBIA Insurance Corporation
113 King Street
Armonk, New York  10504

                               Gulf Power Company
        Series A __ % Senior Insured Quarterly Notes (IQ Notes) due June
30, 2038

Ladies and Gentlemen:

                  We have acted as counsel to The Chase Manhattan Bank (the "Bank") in connection with (a) the Senior Note Indenture, dated as of January 1, 1998 (the "Original Indenture"), between Gulf Power Company (the "Company") and the Bank, as Trustee, and (b) the First Supplemental Indenture dated as of ___________ (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                    i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                    ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the

                         Indenture, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                    iii) the execution, delivery and performance by the Bank of the Indenture does not conflict with or constitute a breach of the charter or bylaws of the Bank; and

                    iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     CRAVATH, SWAINE & MOORE

                                                               Schedule IV



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                       __________ __, 199_



Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131


                               GULF POWER COMPANY
                Series A __ % Insured Quarterly Notes (IQ Notes)
                                due June 30, 2038

Ladies and Gentlemen:

                  We have represented you (the "Underwriter") in connection with
(i) the issuance by Gulf Power Company (the "Company") of $____________ of its Series A __ % Insured Quarterly Notes (IQ Notes) (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of __________ __, 199_ (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement dated ________________, 1998, among the Company and the Underwriter (the "Underwriting Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(4) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (Nos. 333-42033, 333-42033-01 and 333-42033-02) pertaining to the Notes (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated ________, 199_, as supplemented by a final prospectus supplement dated _________, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended ________________, 199_, the Quarterly Reports on Form 10-Q of the Company for the quarters ended _________ the Current Reports on Form 8-K of the Company, dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted  to us as  originals,  the  conformity  to original  documents  of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the States of Florida and Mississippi upon the opinion of Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), dated the date hereof and addressed to you and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation in the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the
Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ___________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1997

(including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series A Senior Notes - Book-Entry Only Issuance - The Depository Trust Company" and "The Policy and the Insurer."

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the States of Maine, Florida, Mississippi and Georgia.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Beggs & Lane and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Troutman Sanders LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,


                                                     DEWEY BALLANTINE LLP

                                                              Schedule V



                        [Letterhead of Insurer's counsel]


                                                         __________ __, 199_



Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131


                               GULF POWER COMPANY
                Series A __ % Insured Quarterly Notes (IQ Notes)
                                due June 30, 2038

Ladies and Gentlemen:

                  This opinion has been requested in connection with the issuance by MBIA Insurance Corporation (the "Insurer") of a certain Financial Guaranty Insurance Policy, effective as of the date hereof (the "Policy"), insuring $50,000,000 in aggregate principal amount of Gulf Power Company (the
"Issuer") Series A __% Insured Quarterly Notes due June 30, 2038 (the "Obligations").

                  In connection with my opinion herein, we have examined the Policy, such statutes, documents and proceedings as we have considered necessary or appropriate under the circumstances to render the following opinion, including, without limiting the generality of the foregoing, certain statements contained in the Prospectus Supplement dated June __, 1998 to the Prospectus of the Issuer dated December 30, 1998, relating to the Obligations (the "Prospectus Supplement") under the headings "The Policy and The Insurer" and "Appendix A - Form of Policy."

                  Based  upon  the   foregoing   and  having   regard  to  legal
considerations we deem relevant, we are of the opinion that:

         1. The Insurer is a stock insurance company duly organized and validly existing under the laws of the State of New York and licenses and authorized to issue the Policy under the laws of the State of New York.

         2. The Insurer has full corporate power and authority to execute and deliver the Policy and the Policy has been duly authorized, executed and delivered by The Insurer and



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                  constitutes a legal,  valid and  binding  obligation  of The
                  Insurer enforceable in accordance with its terms except
                  to the extent that the enforceability (but not the validity) of such obligation may be limited by any
                  applicable   bankruptcy,   insolvency   reorganization,
                  moratorium,   receivership   and  other   similar  laws
                  affecting  creditors'  rights  generally and by general
                  principles  of  equity   (regardless  of  whether  such
                  enforceability is considered in a proceeding in equity or at law).

         3. The Policy is not required to be registered under the Securities Act of 1933, as amended.

         4. The statements contained in the Prospectus Supplement under the heading "The Policy and The Insurer", insofar as such statements constitutes summaries of the matters referred to therein, accurately reflect and fairly present the information purported to be shown and, insofar as such statements describe The Insurer, fairly and accurately describe The Insurer. The form of Policy contained in the Prospectus Supplement under the heading "Appendix A - Form of Policy" is a true and complete copy of the form of Policy.

                                                              Very truly yours,